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                                                                  EXECUTION COPY


                               AMENDMENT NO. 3 TO
                          PLEDGE AND SECURITY AGREEMENT


                  AMENDMENT NO. 3, dated as of February 11, 1998, by and between COGENTRIX, INC. (the "Pledgor") and CREDIT LYONNAIS, as grantee (in such capacity, the "Grantee") to the PLEDGE AND SECURITY AGREEMENT, dated as of December 1, 1986, made by the Pledgor to Banque Paribas, New York Branch ("Paribas"), as grantee (in such capacity, the "Original Grantee") as amended by Amendment No. 1, dated as of September 1, 1988, between the Pledgor and the Original Grantee, and as amended by Amendment No. 2, dated as of July 1, 1996, among the Pledgor and the Original Grantee (such Pledge and Security Agreement, as so amended, the "Pledge Agreement").

                              W I T N E S S E T H :

                  WHEREAS, the Pledgor is the legal and beneficial owner of all of the issued and outstanding shares of stock of Cogentrix of Virginia, Inc., a Virginia corporation (the "Subsidiary");

                  WHEREAS, the Pledgor entered into the Pledge Agreement in connection with the execution and delivery by the Subsidiary of an Application for Letter of Credit and Reimbursement Agreement dated as of December 1, 1986, as amended by First Amendment, dated as of February 20, 1987, with Paribas, as issuing bank and agent, and certain other banks (the "Original Reimbursement Agreement"), with respect to the financing of a cogeneration facility located in Hopewell, Virginia (the "Facility") then being constructed by the Subsidiary;

                  WHEREAS, the Facility has been acquired and constructed, and is being operated, by James River Cogeneration Company, a North Carolina general partnership (the "Partnership"), of which the Subsidiary is a general partner, and the Partnership has been assigned, and has assumed, all of the Subsidiary's rights and interests and all of the Subsidiary's obligations, indebtedness, liabilities and agreements in, to and under the Original Reimbursement Agreement pursuant to an Assumption and Modification Agreement, dated as of October 1, 1987, among the parties to the Original Reimbursement Agreement and the Partnership (the "Modification Agreement");

                  WHEREAS, the Partnership, Paribas, as issuing bank and agent, and the other banks parties thereto amended and restated the Original Reimbursement Agreement, as modified and amended by the Modification Agreement, pursuant to an Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of September 1, 1988, and such parties amended such Amended and Restated Application for Letter of Credit and Reimbursement Agreement pursuant to Amendment No. 1, dated as of December 1, 1993, Amendment No. 2, dated as of February 15, 1995, Amendment No. 3, dated as of March 15, 1996, and such parties amended and restated such Amended and Restated Application for Letter of Credit and Reimbursement Agreement pursuant to the Second Amended and Restated


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Application for Letter of Credit and Reimbursement Agreement, dated as of July
1, 1996, each among such parties (such Amended and Restated Letter of Credit and Reimbursement Agreement, as so amended and amended and restated, the "Existing Reimbursement Agreement");

                  WHEREAS, Credit Lyonnais has agreed to replace Paribas as agent under the Existing Reimbursement Agreement and as grantee under the Pledge Agreement;

                  WHEREAS, pursuant to the request of the Subsidiary and the Partnership, the Partnership, the parties to to the Existing Reimbursement Agreement have agreed to amend and restate such agreement in its entirety pursuant to the Third Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of February 11, 1998, among the Partnership, the Banks (as defined therein), the Issuing Bank (as defined therein) and Credit Lyonnais, as agent for the Issuing Bank and the Banks (in such capacity, the "Agent") (herein, as amended, supplemented or otherwise modified from time to time, called the "Reimbursement Agreement") for the purpose of, among other things, appointing Credit Lyonnais as Agent and providing for the issuance by the Issuing Bank of the Debt Service Letter of Credit referred to therein; and

                  WHEREAS, said Third Amended and Restated Application for Letter of Credit and Reimbursement Agreement will not become effective unless, among other things, the Pledgor enters into this Amendment No. 3 to the Pledge Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Pledgor and the Grantee agree as follows:

                  1. The term "Reimbursement Agreement," wherever used in the Pledge Agreement, shall mean the Reimbursement Agreement, as defined above.

                  2. Each reference in the Pledge Agreement to the term "Grantee" shall be deemed a reference to Credit Lyonnais, as grantee for the Secured Parties (as defined in the Reimbursement Agreement).

                  3. Section 5 of the Pledge Agreement is hereby amended in its entirety by deleting said Section and substituting in lieu thereof the following:

                           "Section 5 Cash Dividends; Voting Rights;
                  Subrogation; Amendments. (a) Unless a Significant Default under the Reimbursement Agreement shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock. Unless an Event of Default under the Reimbursement Agreement shall have occurred and be continuing and the Grantee shall have given written notice to the Pledgor of its intention to exercise all voting and corporate rights with respect to the Pledged Stock, the Pledgor shall be entitled to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock; provided that no vote shall be cast nor consent, waiver or ratification given nor action taken which would impair the Collateral or be inconsistent with or violate any provision of this Pledge Agreement, the Reimbursement Agreement, any of the Notes, or any of the

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                  Security Documents.

                           (b) Notwithstanding any payment or payments made by
                  the Pledgor hereunder, or the receipt of any amounts by any of the Secured Parties with respect to the Collateral, or any setoff or application of funds of the Pledgor by any of the Secured Parties, the Pledgor shall not be entitled to be subrogated to any of the rights of such Secured Parties against the Subsidiary or any collateral security held by any of the Secured Parties for the payment of the Obligations until all amounts owing to the Secured Parties by the Subsidiary on account of the Obligations are paid in full.

                           (c) The Pledgor hereby consents that, without the
                  necessity of any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by any of the Secured Parties may be rescinded by any of the Secured Parties and any of the Obligations continued, and the Obligations, or the liability of the Subsidiary or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by any of the Secured Parties and the Reimbursement Agreement, the Notes, the Project Documents, any Swaps and any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as any of the Secured Parties may deem advisable from time to time, and any collateral security at any time held by any of the Secured Parties for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Grantee shall have no obligation to protect, secure, perfect or insure any other collateral security document or property subject thereto at any time held as security for the Obligations. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Pledge Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings between the Grantor, the Pledgor and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Subsidiary or the Pledgor with respect to the Obligations."

                  4. Section 8 of the Pledge Agreement is hereby amended as follows:

                           (a) The first sentence of Section 8 of the Pledge
Agreement is hereby amended by: (1) deleting the word "and" at the end of paragraph (g) thereof; (2) deleting the period at the end of paragraph (h) thereof and substituting in lieu thereof "; and"; and (3) by

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adding thereto the following paragraph:

                           "and (i)(_) the shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of the Subsidiary;"

                           (b) The second sentence of Section 8 of the Pledge
Agreement is hereby amended by deleting said sentence and substituting in lieu thereof the following:

                  "The Pledgor covenants and agrees that:

                           (i) it shall maintain the security interest created
                  by this Pledge Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever;

                           (ii) if any amount payable under or in connection
                  with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, the Pledgor shall cause such note, instrument or chattel paper to be immediately delivered to the Grantee, duly endorsed in a manner satisfactory to the Grantee, to be held as Collateral pursuant to this Pledge Agreement;

                           (iii) it will have like title to and right to pledge
                  any other property at any time hereafter pledged to the Grantee as Collateral hereunder and will likewise defend the Secured Parties' right thereto and security interest therein;

                           (iv) without the prior written consent of the
                  Grantee, the Pledgor will not enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Grantee to sell, assign or transfer any of the Collateral; and

                           (v) it shall pay, and save the Grantee and the
                  Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement."

                  5. The first sentence of Section 9 of the Pledge Agreement is hereby amended by deleting the term "Banks" where it appears therein and substituting in lieu thereof the term "Secured Parties".

                  6. The Pledgor hereby confirms the pledge, assignment, hypothecation, transfer and delivery to the Grantee for the equal and ratable benefit of the Secured Parties (as defined in the Reimbursement Agreement) of, and the granting by the Pledgor to the Grantee for the equal and ratable benefit of the Secured Parties (as defined in the Reimbursement Agreement) of a first lien on and first perfected security interest in, the Pledged Stock and all proceeds thereof in accordance with the provisions of the Pledge Agreement, as collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Reimbursement Agreement) now existing or hereafter arising.

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                  7. The Pledgor hereby represents and warrants that the
representations and warranties contained in Section 8 of the Pledge Agreement (as amended hereby) are each true and correct as of the date hereof.

                  8. Except as expressly amended hereby, the Pledge Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 3 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       COGENTRIX, INC.



                                       By: /s/ Elizabeth L. Rippetoe
                                          -------------------------------------
                                          Title: Vice President, Assistant
                                                 General Counsel and Assistant
                                                 Secretary



                                       CREDIT LYONNAIS, as Grantee



                                       By: /s/ James F. Guidera
                                          -------------------------------------
                                          Title: Vice President






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                           ACKNOWLEDGEMENT AND CONSENT


         The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of February 11, 1998, to the Pledge and Security Agreement, dated as of December 1, 1986, as amended by Amendment No. 1, dated as of September 1, 1988, Amendment No. 2, dated as of July 1, 1996, and Amendment No. 3, dated as of February 11, 1998 (as so amended and as it may be further amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Cogentrix, Inc. for the benefit of Credit Lyonnais, as grantee (in such capacity, the "Grantee"). The undersigned agrees for the benefit of the Grantee as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to it.

         2. The undersigned will notify the Grantee promptly in writing of the occurrence of any of the events described in Section 3 of the Pledge Agreement.

         3. The terms of Section 10(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 10 of the Pledge Agreement.

                                        COGENTRIX OF VIRGINIA, INC.


                                        By: /s/ Elizabeth L. Rippetoe
                                           --------------------------
                                           Title: Vice President,
                                                  Assistant General Counsel and
                                                  Assistant Secretary




                                           Address for Notices:

                                           9405 Arrowpoint Boulevard
                                           Charlotte, NC  28273-8110
                                           Fax: 704-529-1006
                                           Attn:  General Counsel